THE ADVISORS' INNER CIRCLE FUND II


                     FROST LOW DURATION MUNICIPAL BOND FUND

                         SUPPLEMENT DATED MAY 16, 2013
                                     TO THE
  CLASS A AND INSTITUTIONAL CLASS SHARES PROSPECTUSES (THE "PROSPECTUSES") AND
                STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
                             DATED DECEMBER 3, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.

The Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust"), at the recommendation of Frost Investment Advisors, LLC ("Frost"), the investment adviser of the Frost Low Duration Municipal Bond Fund (the "Fund"), has determined that it is in the best interest of the Fund and its shareholders to cease operations and liquidate any remaining assets on a pro rata basis to shareholders, and has approved the closing and liquidation of the Fund. Effective May 30, 2013, the Fund will be closed to new investments. The Fund is expected to cease operations and liquidate on or about August 9, 2013 (the "Liquidation Date"). Prior to the Liquidation Date, shareholders may redeem
(sell) their shares in the manner described under "How to Redeem Fund Shares" on pages 92-93 of the Class A Shares Prospectus and page 87 of the Institutional Class Shares Prospectus. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Fund, Frost may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution to shareholders will be treated as a payment in exchange for their shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 FIA-SK-018-0100